UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials.
☐ Soliciting Material Pursuant to Rule 14a-12

International Fuel Technology, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act
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INTERNATIONAL FUEL TECHNOLOGY, INC.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on December 4, 2012.
Sheraton Clayton Plaza Hotel, 7730 Bonhomme Avenue, St. Louis, Missouri 63105

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at www.proxyease.com/internationalfuel/2012.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 26, 2012 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of INTERNATIONAL FUEL TECHNOLOGY, INC.

Notice is hereby given that the Annual Meeting of Stockholders of International Fuel Technology, Inc. will be held on December 4, 2012 at the Sheraton Clayton Plaza Hotel, 7730 Bonhomme Avenue, St. Louis, Missouri 63105 for the following purposes:

1.	Election of Directors

01 Jonathan R. Burst, 02 Rex Carr, 03 Michael Gianino, 04 Gary Kirk, 05 David B. Norris

2.	Ratification of Independent Registered Public Accounting Firm
Ratification of the selection of BDO USA, LLP as the independent registered public accounting firm for the Company for 2012.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to www.viewproxy.com/internationalfuel/2012. Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com
*
If requesting material by e-mail, please send a blank e-mail with the Company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

     You must use the 11 digit control number located in the box below.

CONTROL NO.

INTERNATIONAL FUEL TECHNOLOGY, INC.
Sheraton Clayton Plaza Hotel
7730 Bonhomme Avenue, St. Louis, Missouri 63105

The following proxy materials are available to you to review at:
www.viewproxy.com/internationalfuel/2012
                    - 2011 Annual Report
                    - 2012 Proxy Statement

For directions to the Annual Meeting, please contact Thomas Powell at 314.863.3000 x410.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by Internet or to request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/internationalfuel/2012

or

By email at: requests@viewproxy.com

Please include the Company name and your control number in the subject line.